1 Restricted Confidential DUN & BRADSTREET 2020 OMNIBUS INCENTIVE PLAN Notice of Restricted Stock Grant (Subject to Time-Based Restrictions and Performance Restriction) You (the “Grantee”) have been granted the following award of restricted Shares of common stock (the “Restricted Stock”), par value $0.0001 per share (the “Shares”), by Dun & Bradstreet Holdings, Inc. (the “Company”), pursuant to the Dun & Bradstreet 2020 Omnibus Incentive Plan (the “Plan”) and the terms set forth in the attached Restricted Stock Award Agreement. Name of Grantee: [●] Number of Shares of Restricted Stock Granted: [●] Effective Date of Grant: [●] Vesting and Period of Restriction: Subject to the terms of the Plan and the Restricted Stock Award Agreement attached hereto, the Period of Restriction (as defined in Exhibit A of the Restricted Stock Award Agreement) shall lapse, and the Shares shall vest and become free of the forfeiture provisions contained in the Restricted Stock Award Agreement, subject to satisfaction of the Time-Based Restrictions and Performance Restriction as set forth on Exhibit A of the Restricted Stock Award Agreement attached hereto. By your electronic acceptance/signature below, you agree and acknowledge that the Restricted Stock is granted under and governed by the terms and conditions of the Plan and the attached Restricted Stock Award Agreement, which are incorporated herein by reference, and that you have been provided with a copy of the Plan and Restricted Stock Award Agreement. If you have not accepted or declined this Restricted Stock Grant, including the terms of this Notice and Restricted Stock Award Agreement, prior to the first anniversary of the Effective Date of Grant, you are hereby advised and acknowledge that you shall be deemed to have accepted the terms of this Notice and Restricted Stock Award Agreement on such first anniversary of the Effective Date of Grant.

2 Restricted Confidential DUN & BRADSTREET 2020 OMNIBUS INCENTIVE PLAN Restricted Stock Award Agreement (Subject to Time-Based Restrictions and Performance Restriction) SECTION 1. GRANT OF RESTRICTED STOCK (a) Restricted Stock. On the terms and conditions set forth in the Notice of Restricted Stock Grant (the “Notice”), this Restricted Stock Award Agreement (the “Agreement”), and subject to the Grantee entering into the Protective Agreement as a condition to receipt of this Award, the Company grants to the Grantee on the Effective Date of Grant the Shares of Restricted Stock (the “Restricted Stock”) set forth in the Notice. (b) Plan and Defined Terms. The Restricted Stock is granted pursuant to the Dun & Bradstreet 2020 Omnibus Incentive Plan (the “Plan”). All terms, provisions, and conditions applicable to the Restricted Stock set forth in the Plan and not set forth herein are hereby incorporated by reference herein. Other than with respect to the Protective Agreement (as described in Section 6(a) below), to the extent any provision hereof is inconsistent with a provision of the Plan, the provisions of the Plan will govern. All capitalized terms that are used in the Notice or this Agreement and not otherwise defined therein or herein shall have the meanings ascribed to them in the Plan. SECTION 2. FORFEITURE AND TRANSFER RESTRICTIONS (a) Forfeiture. Except as otherwise provided in the Grantee’s employment, director services or similar agreement in effect at the time of the termination: (i) If the Grantee’s employment or service as a Director or Consultant is terminated for any reason other than death or Disability (as defined below), the Grantee shall, for no consideration, forfeit to the Company the Shares of Restricted Stock to the extent such Shares are subject to a Period of Restriction at the time of such termination. (ii) If the Grantee’s employment or service as a Director or Consultant is terminated due to the Grantee’s death or Disability, a portion of the Shares which on the date of termination remain subject to a Period of Restriction shall vest and become free of the forfeiture and transfer restrictions contained in the Agreement (except as otherwise provided in Section 2(c) of this Agreement). The portion which shall vest shall be determined by the following formula (rounded to the nearest whole Share): (A x B) – C, where A = the total number of Shares granted under this Agreement, B = the number of completed months to the date of termination since the Effective Date of Grant divided by 36, and C = the number of Shares granted under this Agreement which vested on or prior to the date of termination. All Shares that are subject to a Period of Restriction on the date of termination of employment or service as a Director or Consultant and which will not be vested pursuant to Section 2(a)(ii) above, shall be forfeited to the Company, for no consideration. (iii) For purposes of this award of Restricted Stock, the Grantee’s employment or service will be considered terminated as of the date the Grantee is no longer actively providing services to the Company or one of its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where the Grantee is employed or otherwise rendering services or the terms of the Grantee’s employment or other service agreement, if any). Unless otherwise determined by the Company, the Grantee’s right to vest in this award of Restricted Stock under the Plan, if any, will terminate as of such date. The termination of the Grantee’s employment or service will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any

3 Restricted Confidential period of “garden leave” or similar period mandated under employment or other laws in the jurisdiction where the Grantee is employed or providing services or the terms of the Grantee’s employment or service agreement, if any). The Committee has the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of his or her Restricted Stock (including whether the Grantee may still be considered to be providing services while on a leave of absence). Any portion of the Restricted Stock that are not vested on the termination of the Grantee’s employment or service shall expire immediately. (iv) The term “Disability” shall have the meaning ascribed to such term in the Grantee’s employment, director services or similar agreement with the Company. If the Grantee’s employment, director services or similar agreement does not define the term “Disability,” or if the Grantee has not entered into an employment, director services or similar agreement with the Company or any Subsidiary, the term “Disability” shall mean the Grantee is (or, if the Grantee were a participant, would be) entitled to long-term disability benefits pursuant to the long-term disability plan maintained by the Company or in which the Company’s employees participate. (v) If the Performance Restriction is not satisfied during the Measurement Period, all of the Shares that do not satisfy the performance criteria for the applicable Performance Period shall be forfeited to the Company, for no consideration. (b) Transfer Restrictions. During the Period of Restriction, the Restricted Stock may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of, to the extent such Shares are subject to a Period of Restriction. (c) Holding Period. If and when (i) the Grantee is an Officer (as defined in Rule 16a-1(f) of the Exchange Act), and (ii) the Grantee does not hold Shares with a value sufficient to satisfy the applicable stock ownership guidelines of the Company in place at that time, then the Grantee must retain 50% of the Shares acquired by the Grantee as a result of the lapse of a Period of Restriction (excluding from the calculation any Shares withheld for purposes of satisfying the Grantee’s tax obligations in connection with such lapse of a Period of Restriction) until such time as the value of the Shares remaining in the Grantee’s possession following any sale, assignment, pledge, exchange, gift or other transfer of the Shares shall be sufficient to meet any applicable stock ownership guidelines of the Company in place at that time. For the avoidance of doubt, at any time when the Grantee holds, in the aggregate, Shares with a value sufficient to satisfy the applicable stock ownership guidelines of the Company in place at that time, the Grantee may enter into a transaction with respect to any Shares acquired by the Grantee as a result of the lapse of a Period of Restriction without regard to the holding period requirement contained in this Section 2(c) so long as the Grantee shall continue to satisfy such stock ownership guidelines following such transaction. (d) Lapse of Restrictions. The Period of Restriction shall lapse as to the Restricted Stock in accordance with the Notice and the terms of this Agreement and the Plan. Subject to the terms of the Plan and Section 6(a) hereof, upon lapse of the Period of Restriction, the Grantee shall own the Shares that are subject to this Agreement free of all restrictions, other than the holding period restriction described in Section 2(c) above, if applicable. SECTION 3. STOCK CERTIFICATES As soon as practicable following the grant of Restricted Stock, the Shares of Restricted Stock shall be registered in the Grantee’s name in certificate or book-entry form. If a certificate is issued, it shall bear an appropriate legend referring to the restrictions and it shall be held by the Company, or its agent, on behalf of the Grantee until the Period of Restriction has lapsed. If the Shares are registered in book-entry form, the restrictions shall be placed on the book-entry registration. The Grantee may be required to execute and return to the Company a blank stock power for each Restricted Stock certificate (or instruction letter, with respect to Shares registered in book-entry form), which will permit transfer to the Company, without further action, of all or any portion of the Restricted Stock that is forfeited in accordance with this Agreement. SECTION 4. SHAREHOLDER RIGHTS Except for the transfer and dividend restrictions, and subject to such other restrictions, if any, as determined by the Committee, the Grantee shall have all other rights of a holder of Shares, including the right to vote (or to execute proxies for voting) such Shares. Unless otherwise determined by the Committee, if all or part

4 Restricted Confidential of a dividend in respect of the Restricted Stock is paid in Shares or any other security issued by the Company, such Shares or other securities shall be held by the Company subject to the same restrictions as the Restricted Stock in respect of which the dividend was paid. SECTION 5. DIVIDENDS (a) Any dividends paid with respect to Shares which remain subject to a Period of Restriction shall not be paid to the Grantee but shall be held by the Company. (b) Such held dividends shall be subject to the same Period of Restriction as the Shares to which they relate. (c) Any dividends held pursuant to this Section 5 which are attributable to Shares which vest pursuant to this Agreement shall be paid to the Grantee within 30 days of the applicable vesting date. (d) Dividends attributable to Shares forfeited pursuant to Section 2 of this Agreement shall be forfeited to the Company on the date such Shares are forfeited. SECTION 6. MISCELLANEOUS PROVISIONS (a) Protective Agreement. If any provision in this Agreement is inconsistent with the Protective Agreement, then, solely with respect to that conflicting provision, the Protective Agreement shall control. (b) Responsibility for Taxes. (i) The Grantee acknowledges and agrees that, regardless of any action taken by the Company or, if different, the Subsidiary to which the Grantee is providing services (the “Service Recipient”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”) is and remains the Grantee’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. The Grantee further acknowledges that the Company and/or the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Restricted Stock, including, but not limited to, the grant or vesting of Restricted Stock, or the subsequent sale of Shares acquired at vesting and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax- Related Items in more than one jurisdiction. (ii) In connection with any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make adequate arrangements satisfactory to the Company and/or the Service Recipient to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Grantee’s salary, wages or other compensation payable to the Grantee by the Company and/or the Service Recipient, (ii) withholding from proceeds of the sale of the Shares of Restricted Stock that vest either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent), (iii) reacquiring Shares of the Restricted Stock, (iv) tendering previously-owned Shares, or (iv) any method determined by the Committee to be in compliance with Applicable Laws. Notwithstanding the foregoing, if the Grantee is subject to Section 16 of the Exchange Act at the time the withholding obligation for Tax-Related Items becomes due, the Committee will satisfy any applicable withholding obligation by directing the Company to reacquire Shares of Restricted Stock. (iii) The Company and/or the Service Recipient may withhold or account for Tax-Related Items by considering statutory withholding amounts or other applicable withholding rates, including maximum rates

5 Restricted Confidential applicable in the Grantee’s jurisdiction(s). In the event of over-withholding, the Grantee may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Shares), or if not refunded, the Grantee may seek a refund from local tax authorities. In the event of under-withholding, the Grantee may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or the Service Recipient. If the obligation for Tax-Related Items is satisfied by reacquiring Shares, for tax purposes, the Grantee is deemed to have received the full number of Shares that became vested, notwithstanding that a number of the Shares is reacquired solely for the purpose of paying the Tax-Related Items. (iv) The Grantee agrees to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient may be required to withhold or account for as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to release the Shares or to deliver the proceeds of the sale of the Shares acquired upon vesting of the Restricted Stock, if the Grantee fails to comply with his or her obligations in connection with the Tax-Related Items. (c) Ratification of Actions. By accepting this Agreement, the Grantee and each person claiming under or through the Grantee shall be conclusively deemed to have indicated the Grantee’s acceptance and ratification of, and consent to, any action taken under the Plan or this Agreement and Notice by the Company, the Board or the Committee. (d) Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Grantee at the address that he or she most recently provided in writing to the Company. (e) Choice of Law and Venue. This Agreement and the Notice shall be governed by, and construed in accordance with, the laws of Delaware, without regard to any conflicts of law or choice of law rule or principle that might otherwise cause the Plan, this Agreement or the Notice to be governed by or construed in accordance with the substantive law of another jurisdiction. Any action regarding this Agreement or its enforcement shall be subject to the exclusive jurisdiction of the courts of Florida and shall be brought in the United States District Court for the Middle District of Florida, or in the Circuit Court of the State of Florida, Duval County. (f) Modification or Amendment. This Agreement may only be modified or amended by written agreement executed by the parties hereto; provided, however, that the adjustments permitted pursuant to Section 4.3 of the Plan may be made without such written agreement. (g) Severability. In the event any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provision had not been included. (h) References to Plan. All references to the Plan shall be deemed references to the Plan as may be amended from time to time. (i) No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding participation in the Plan, or the Grantee’s acquisition or sale of the underlying Shares. The Grantee acknowledges that he or she should consult with his or her own personal tax, legal and financial advisors regarding participation in the Plan and grant of Restricted Stock. (j) Electronic Delivery and Participation. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock or the Plan by electronic means or request the Grantee’s consent to participate in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. (k) Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Restricted Stock and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

6 Restricted Confidential (l) Section 409A Compliance. To the extent applicable, it is intended that the Plan and this Agreement comply with the requirements of Code Section 409A and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service and the Plan and the Award Agreement shall be interpreted accordingly.

7 Restricted Confidential EXHIBIT A Vesting and Restrictions This grant is subject to both a Performance Restriction and Time-Based Restrictions, as described below (collectively, the “Period of Restriction”). Performance Restriction In order for the Restricted Stock to vest, the Committee must determine that the Company has achieved Adjusted EBITDA of $863.5 million (the “Performance Restriction”) for the period of January 1, 2023 to December 31, 2023 (the “Measurement Period”). For purposes of this Award, Adjusted EBITDA shall be defined as set forth in the Company’s earnings press release or annual report on Form 10-K for the year ended December 31, 2023, with additional adjustments for variances as a result of legislative or regulatory changes, impact of pandemics or other similar/extraordinary events, unbudgeted acquisitions or divestitures, accounting adjustments, non-recurring charges, major restructuring changes, non-budgeted discontinued operations, as well as currency fluctuations, as estimated by management and approved by the Committee. The Committee will evaluate whether the Performance Restriction has been achieved following the completion of the Measurement Period. Time-Based Restrictions Anniversary Date % of Restricted Stock First (1st) anniversary of the Effective Date of Grant 33.33% Second (2nd) anniversary of the Effective Date of Grant 33.33% Third (3rd) anniversary of the Effective Date of Grant 33.34% Vesting If the Performance Restriction has been achieved as of an Anniversary Date, the percentage of the Restricted Stock indicated next to such Anniversary Date shall vest on such indicated Anniversary Date (such three year vesting schedule referred to as the “Time-Based Restrictions”). If the Committee has not made the determination of whether the Performance Restriction has been achieved as of an Anniversary Date, then the percentage of the Restricted Stock indicated next to such Anniversary Date shall vest at such time as the Committee determines that the Company has achieved the Performance Restriction. If the Performance Restriction that has been established for the Measurement Period is not achieved, none of the Restricted Stock granted hereunder shall vest and, for no consideration, will be automatically forfeited to the Company.